UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21589

CREDIT SUISSE COMMODITY STRATEGY FUNDS
(Exact name of registrant as specified in charter)

One Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

John G. Popp Credit Suisse Commodity Strategy Funds One Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	October 31st

Date of reporting period:	November 1, 2014 to October 31, 2015

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

October 31, 2015

■  CREDIT SUISSE
COMMODITY ACCESS STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report
October 31, 2015 (unaudited)

December 21, 2015

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Commodity ACCESS Strategy Fund (the "Fund") for the 12 months ended October 31, 2015.

Performance Summary
11/01/14 – 10/31/15

Fund & Benchmark	Performance
Class I1	-34.07%
Class A1,2	-34.15%
Class C1,2	-34.69%
Credit Suisse Commodity Benchmark Total Return Index[3]	-32.78%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively.2

Market and Strategy Review:

Commodities were lower for the 12 months ended October 31, 2015. The Credit Suisse Commodity Benchmark Total Return Index ("CSCB Index") was down 32.78%, with 32 out of 34 index constituents trading lower.

For the 12 months ended October 31, 2015, the Fund underperformed the CSCB Index. This underperformance was largely due to active positioning in the Agriculture, Industrial Metals, Precious Metals and Livestock sectors. The Fund was overweight Copper, Soybeans and Feeder Cattle versus the benchmark, all of which decreased. A short position in Cocoa detracted from performance as it increased, and substituting Kansas City Wheat for Chicago Wheat also had a negative influence on relative performance as Chicago Wheat rallied. Natural Gas calendar spread positions partially offset negative performance, and active positions elsewhere in the Energy sector, as well as in Sugar, Aluminum and Lean Hogs, also partially offset some of the relative losses.

Energy was the worst performing sector, down 46.31%. Brent Crude Oil and WTI Crude Oil were the worst performers for the period, decreasing 49.70% and 49.45%, respectively, as global oversupplies served as a headwind for the majority of the period. Oil production out of Libya, Russia and Iraq increased throughout the year, worsening the supply glut. In addition, Iran's nuclear accord, which may lead to increases in exports, pressured crude oil lower during the second quarter of 2015. Natural Gas also pressured the sector lower due to

1

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

continued strong shale production growth. Also, mild weather weighed on heating demand expectations at the end of 2014 as well as going into the 2015/2016 winter season.

Industrial Metals ended the period 27.00% lower. Nickel declined the most, down 37.12%, amid increased concerns over the Chinese government's ability to reverse their economic slowdown. In addition, increases in London Metal Exchange-tracked inventory levels and decreased demand prospects led nickel lower. Chinese demand concerns weighed on base metals broadly as economic growth remained tepid throughout much of the period.

Livestock was down 19.84%. Lean Hogs ended the period 31.34% lower due to continued excess supplies throughout the year. A strong U.S. Dollar and weaker international economic growth resulted in a decline in U.S. pork exports in the first quarter of 2015 compared to the previous year. Towards the end of the fiscal period, the U.S. Department of Agriculture reported an increase in pork production and hog weights.

Agriculture decreased 12.42%. Arabica Coffee declined the most for the period, down 41.97%, as continued weakness in the Brazilian Real versus the U.S. Dollar incentivized exports throughout the period. In addition, favorable weather in Brazil during the first and second quarters of 2015 pressured coffee lower due to elevated supply expectations. Grains also declined as favorable weather conditions throughout the key growing season in the U.S. increased yield prospects. LIFEE and NYBOT Cocoa were the only two positive performing constituents, increasing 15.00% and 13.82%, respectively. Forecasts for an El Niño weather event, which would potentially cause supply disruptions in Ghana and the Ivory Coast, led cocoa higher. Earlier in the period, production out of Ghana decreased due to unfavorable dry weather, threatening cocoa supplies.

Precious Metals declined 8.71% during the period. Platinum fell the most, down 20.32%, due to continued excess supplies throughout the year. The sector was broadly lower, as the U.S. Dollar strengthened throughout much of 2015. Positive U.S. economic data during the second quarter of 2015 and improved U.S. jobs data pointed towards a tightening labor market in the third quarter of 2015, which increased the likelihood that the U.S. Federal Reserve may raise interest rates sooner. However, significant uncertainty remained at the end of the period over when the U.S. central bank would begin to raise rates.

Outlook:

Fundamental factors and global growth, as well as macroeconomic headlines, are likely to continue to drive commodity returns. While supply surpluses,

2

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

particularly in the Energy and Industrial Metals sectors, persisted throughout the period, announced production cuts and reductions in capital expenditures may allow for supplies to begin normalizing. Within the Agriculture sector, weather risks stemming from an El Niño event may reduce supply expectations.

On the macroeconomic front, central bank monetary policy will continue to affect commodity returns. The case for policy divergence between the United States and the Eurozone and Asia may continue to widen. After China's economic growth fell to a six-year low and signs of manufacturing activity remained weak in October, the People's Bank of China lowered lending rates and the reserve requirement to stimulate its economy. Economic data out of Europe indicated modest expansion and were largely in-line with expectations. Manufacturing activity growth had gained momentum earlier in the year, but has largely flattened since the spring. As a result, the European Central Bank re-affirmed its commitment to quantitative easing measures in an ongoing effort to boost its economy and minimize disinflation concerns.

Within the U.S., the Federal Open Market Committee's recent statements suggest less concern over global growth concerns and increased expectations for future interest rate hikes following the first rate increase in December. Although economic data out of the U.S. has signaled improvement in the labor market, inflation expectations continue to remain below the U.S. Federal Reserve's two percent target. Therefore, despite current rate hike expectations, the U.S. Federal Reserve may remain on a slow course toward fully normalizing interest rates. Should the U.S. economy continue to show signs of improvement and the slack in the economy be less than expected, inflation expectations may increase faster than anticipated.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton
Timothy Boss

This Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

3

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risks, correlation risk, derivatives risk, exposure risk, fixed income risk, liquidity risk, interest rate risk, manager/model risk, market risk, non-diversified status, credit risk, focus risk, futures contracts risk, leveraging risk, portfolio turnover risk, short position risk, structured note risk, subsidiary risk, swap agreements risk, tax risk and U.S. government securities risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2015; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

4

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Commodity ACCESS Strategy Fund1 Class I
shares, Class A shares2, Class C shares2 and the Credit Suisse
Commodity Benchmark Total Return Index3 from Inception (9/28/12).

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.90% of the Fund's average daily net assets for Class I shares, 1.15% of the Fund's average daily net assets for Class A shares and 1.90% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was (37.27)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was (35.34)%.

3  Credit Suisse Commodity Benchmark Total Return Index is composed of futures contracts on five physical commodity asset classes and short term Treasury Bills. The index does not have transactions costs and investors may not invest directly in the index.

5

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Average Annual Returns as of October 31, 20151

	1 Year	Since Inception[2]
Class I	(34.07)%	(17.04)%
Class A Without Sales Charge	(34.15)%	(17.23)%
Class A With Maximum Sales Charge	(37.27)%	(18.53)%
Class C Without CDSC	(34.69)%	(17.86)%
Class C With CDSC	(35.34)%	(17.86)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual gross expense ratios are 1.60% for Class I shares, 1.85% for Class A shares and 2.60% for Class C shares. The annual net expense ratios after fee waivers and/or expense reimbursements are 0.90% for Class I shares, 1.15% for Class A shares and 1.90% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract to limit expenses to 0.90% of the Fund's average daily net assets for Class I shares, 1.15% of the Fund's average daily net assets for Class A shares and 1.90% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Inception Date September 28, 2012.

6

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-months ended October 31, 2015.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

7

Credit Suisse Commodity ACCESS Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2015

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$793.50	$793.40	$789.60
Expenses Paid per $1,000*	$4.07	$5.20	$8.57
Hypothetical 5% Fund Return
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$1,020.67	$1,019.41	$1,015.63
Expenses Paid per $1,000*	$4.58	$5.85	$9.65
	Class I	Class A	Class C
Annualized Expense Ratios*	0.90%	1.15%	1.90%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

Sector Breakdown*

United States Agency Obligations	59.39%
United States Treasury Obligations	24.28
Short-term Investment[1]	16.33
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2015, if applicable.

8

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Schedule of Investments
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (57.4%)
$400	Federal Farm Credit Banks[1]	(AA+, Aaa)	07/20/16	0.280	$400,235
800	Federal Farm Credit Banks[1]	(AA+, Aaa)	12/30/16	0.230	799,890
600	Federal Farm Credit Banks[1]	(AA+, Aaa)	03/29/17	0.211	600,239
400	Federal Farm Credit Banks[1]	(AA+, Aaa)	05/30/17	0.400	399,666
750	Federal Farm Credit Banks[1]	(AA+, Aaa)	09/18/17	0.320	750,089
1,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	12/08/17	0.229	1,000,557
600	Federal Farm Credit Banks[1]	(AA+, Aaa)	02/02/18	0.243	600,499
500	Federal Farm Credit Banks[1]	(AA+, Aaa)	03/22/18	0.227	499,798
500	Federal Farm Credit Banks[1]	(AA+, Aaa)	03/22/18	0.232	500,213
600	Federal Farm Credit Banks[1]	(AA+, Aaa)	04/16/18	0.249	600,161
450	Federal Farm Credit Banks[1]	(AA+, Aaa)	06/01/18	0.290	448,988
900	Federal Farm Credit Banks[1]	(AA+, Aaa)	06/08/18	0.249	900,742
400	Federal Farm Credit Banks[1]	(AA+, Aaa)	08/20/18	0.278	400,154
200	Federal Farm Credit Banks[1]	(AA+, Aaa)	10/19/18	0.305	200,324
500	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	01/26/16	0.238	499,905
1,000	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	03/07/16	0.165	999,387
1,000	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	04/28/16	0.280	999,110
500	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	05/20/16	0.293	499,403
450	Federal Home Loan Banks	(AA+, Aaa)	06/17/16	0.400	450,064
500	Federal Home Loan Banks[1]	(AA+, Aaa)	11/07/16	0.310	500,416
200	Federal Home Loan Banks	(AA+, Aaa)	09/28/18	1.140	200,164
600	Federal Home Loan Mortgage Corp.[1]	(AA+, Aaa)	04/27/17	0.234	600,401
600	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/18/17	1.000	600,163
200	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/06/18	1.050	200,104
500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/13/18	1.000	498,478
200	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/27/18	1.100	200,188
350	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/25/18	1.250	350,156
700	Federal Home Loan Mortgage Corp. Discount Notes	(AA+, Aaa)	11/04/15	0.169	699,990
580	Federal National Mortgage Association[1]	(AA+, Aaa)	08/12/16	0.219	580,218
600	Federal National Mortgage Association[1]	(AA+, Aaa)	08/15/16	0.216	600,227
600	Federal National Mortgage Association[1]	(AA+, Aaa)	01/26/17	0.212	600,209
700	Federal National Mortgage Association[1]	(AA+, Aaa)	09/08/17	0.204	700,101
500	Federal National Mortgage Association[1]	(AA+, Aaa)	10/05/17	0.204	499,487
800	Federal National Mortgage Association	(AA+, Aaa)	04/27/18	1.625	804,347
600	Federal National Mortgage Association	(AA+, Aaa)	10/29/18	1.160	598,312
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $19,782,205)					19,782,385
UNITED STATES TREASURY OBLIGATIONS (23.4%)
1,200	United States Treasury Floating Rate Notes[1,2,3]	(AA+, Aaa)	07/31/16	0.090	1,200,257
572	United States Treasury Floating Rate Notes[1,2]	(AA+, Aaa)	10/31/16	0.073	571,939
1,000	United States Treasury Floating Rate Notes[1,3]	(AA+, Aaa)	01/31/17	0.104	999,941
500	United States Treasury Floating Rate Notes[1,2]	(AA+, Aaa)	07/31/17	0.097	499,658
500	United States Treasury Notes	(AA+, Aaa)	01/31/16	0.375	500,335
2,000	United States Treasury Notes	(AA+, Aaa)	05/31/16	1.750	2,016,458
800	United States Treasury Notes	(AA+, Aaa)	08/15/16	0.625	801,469
400	United States Treasury Notes	(AA+, Aaa)	09/30/17	0.625	399,160

See Accompanying Notes to Consolidated Financial Statements.
9

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (continued)
$500	United States Treasury Notes	(AA+, Aaa)	01/15/18	0.875	$500,329
400	United States Treasury Notes	(AA+, Aaa)	04/15/18	0.750	398,393
200	United States Treasury Notes	(AA+, Aaa)	10/15/18	0.875	199,084
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $8,088,613)					8,087,023
SHORT-TERM INVESTMENT (15.8%)
5,439	State Street Bank and Trust Co. Euro Time Deposit (Cost $5,439,082)		11/02/15	0.010	5,439,082
TOTAL INVESTMENTS AT VALUE (96.6%) (Cost $33,309,900)					33,308,490
OTHER ASSETS IN EXCESS OF LIABILITIES (3.4%)					1,168,430
NET ASSETS (100.0%)					$34,476,920

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

1  Variable rate obligations — The interest rate is the rate as of October 31, 2015.

2  At October 31, 2015, $1,899,797 in the value of these securities have been pledged, to cover initial margin requirements for open futures contracts.

3  At October 31, 2015, $1,099,000 in the value of these securities have been pledged, as collateral for open swap contracts.

Futures Contracts
Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy	USD	Jan 2016	76	$3,823,560	$(1,109)
	USD	Apr 2016	32	784,320	(110,983)
					$(112,092)
Livestock	USD	Jan 2016	8	732,800	$1,793
	USD	Mar 2016	3	268,763	255
					$2,048
Contracts to Sell
Energy	USD	Jan 2016	(15)	(712,050)	$203
	USD	Mar 2016	(32)	(800,640)	138,795
					$138,998
Livestock	USD	Feb 2016	(21)	(527,100)	$(174)
Net unrealized appreciation (depreciation)					$28,780

See Accompanying Notes to Consolidated Financial Statements.
10

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Commodity Index Swap Contracts
Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$6,195,369	11/30/15	Barclays	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	$19,362
USD	$6,000,000	11/06/15	Goldman Sachs	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	—
USD	$10,313,766	11/30/15	Goldman Sachs	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	32,266
USD	$7,489,081	11/30/15	JPMorgan Chase	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	23,413
USD	$13,685,600	11/06/15	UBS	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	—
						$75,041

1  The Commodity Index Return is comprised of futures contracts on physical commodities.

See Accompanying Notes to Consolidated Financial Statements.
11

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2015

Assets
Investments at value (Cost $33,309,900) (Note 2)	$33,308,490
Cash	50,000
Cash segregated at brokers for swap contracts (Note 2)	1,134,000
Unrealized appreciation on open swap contracts (Note 2)	75,041
Variation margin receivable on futures contracts (Note 2)	47,877
Interest receivable	26,049
Receivable from investment adviser (Note 3)	3,868
Receivable for fund shares sold	49
Prepaid expenses and other assets	26,561
Total assets	34,671,935
Liabilities
Administrative services fee payable (Note 3)	4,754
Shareholder servicing/Distribution fee payable (Note 3)	356
Payable for investments purchased	108,651
Trustees' fee payable	7,332
Accrued expenses	73,922
Total liabilities	195,015
Net Assets
Capital stock, $.001 par value (Note 6)	6,147
Paid-in capital (Note 6)	34,596,331
Accumulated net investment loss	(234,153)
Accumulated net realized gain on investments, futures contracts and swap contracts	6,184
Net unrealized depreciation from investments, futures contracts and swap contracts	102,411
Net assets	$34,476,920
I Shares
Net assets	$33,798,810
Shares outstanding	6,023,659
Net asset value and offering price per share	$5.61
A Shares
Net assets	$346,370
Shares outstanding	62,205
Net asset value and redemption price per share	$5.57
Maximum offering price per share (net asset value/(1-4.75%))	$5.85
C Shares
Net assets	$331,740
Shares outstanding	60,949
Net asset value, offering price and redemption price per share	$5.44

See Accompanying Notes to Consolidated Financial Statements.
12

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2015

Investment Income
Interest	$114,407
Total investment income	114,407
Expenses
Investment advisory fees (Note 3)	319,667
Administrative services fees (Note 3)	47,319
Shareholder servicing/Distribution fees (Note 3)
Class A	623
Class C	2,936
Registration fees	84,956
Audit and tax fees	52,217
Legal fees	39,273
Trustees' fees	28,000
Printing fees	21,514
Custodian fees	17,124
Transfer agent fees (Note 3)	15,759
Commitment fees (Note 4)	7,827
Insurance expense	909
Miscellaneous expense	5,628
Total expenses	643,752
Less: fees waived (Note 3)	(280,566)
Net expenses	363,186
Net investment loss	(248,779)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	19,767
Net realized loss from futures contracts	(2,807,402)
Net realized loss from swap contracts	(14,624,995)
Net change in unrealized appreciation (depreciation) from investments	(38,881)
Net change in unrealized appreciation (depreciation) from futures contracts	287,881
Net change in unrealized appreciation (depreciation) from swap contracts	(415)
Net realized and unrealized loss from investments, futures contracts and swap contracts	(17,164,045)
Net decrease in net assets resulting from operations	$(17,412,824)

See Accompanying Notes to Consolidated Financial Statements.
13

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
From Operations
Net investment loss	$(248,779)	$(336,451)
Net realized loss from investments, futures contracts and swap contracts	(17,412,630)	(4,644,177)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	248,585	(131,948)
Net decrease in net assets resulting from operations	(17,412,824)	(5,112,576)
From Distributions
Distributions from net realized gains
Class I	(5,050)	—
Class A	(26)	—
Class C	(23)	—
Net decrease in net assets resulting from distributions	(5,099)	—
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,938,135	32,005,875
Reinvestment of distributions	5,096	—
Net asset value of shares redeemed	(536,029)	(476,173)
Net increase in net assets from capital share transactions	1,407,202	31,529,702
Net increase (decrease) in net assets	(16,010,721)	26,417,126
Net Assets
Beginning of year	50,487,641	24,070,515
End of year	$34,476,920	$50,487,641
Accumulated net investment loss	$(234,153)	$(347,632)

See Accompanying Notes to Consolidated Financial Statements.
14

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$8.51	$9.30	$9.40	$10.00
INVESTMENT OPERATIONS
Net investment loss[2]	(0.04)	(0.07)	(0.06)	(0.01)
Net loss on investments, futures contracts and swap contracts (both realized and unrealized)	(2.86)	(0.72)	(0.04)	(0.59)
Total from investment operations	(2.90)	(0.79)	(0.10)	(0.60)
LESS DISTRIBUTIONS
Distributions from net realized gains	(0.00)[3]	—	—	—
Total distributions	(0.00)[3]	—	—	—
Net asset value, end of period	$5.61	$8.51	$9.30	$9.40
Total return[4]	(34.07)%	(8.49)%	(1.06)%	(6.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$33,799	$50,002	$23,711	$21,020
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%[5]
Ratio of net investment loss to average net assets	(0.61)%	(0.70)%	(0.69)%	(0.77)%[5]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.70%	0.62%	1.56%	3.64%[5]
Portfolio turnover rate	116%	117%	79%	—

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Per share information is calculated using the average shares outstanding method.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price and reinvestment of all distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
15

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$8.46[2]	$9.27	$9.40	$10.00
INVESTMENT OPERATIONS
Net investment loss[3]	(0.05)	(0.09)	(0.09)	(0.01)
Net loss on investments, futures contracts and swap contracts (both realized and unrealized)	(2.84)	(0.72)	(0.04)	(0.59)
Total from investment operations	(2.89)	(0.81)	(0.13)	(0.60)
LESS DISTRIBUTIONS
Distributions from net realized gains	(0.00)[4]	—	—	—
Total distributions	(0.00)[4]	—	—	—
Net asset value, end of period	$5.57	$8.46[2]	$9.27	$9.40
Total return[5]	(34.15)%	(8.74)%	(1.38)%	(6.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$346	$260	$237	$94
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%[6]
Ratio of net investment loss to average net assets	(0.85)%	(0.95)%	(0.93)%	(1.02)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.70%	0.62%	1.56%	3.64%[6]
Portfolio turnover rate	116%	117%	79%	—

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  This amount represents less than $(0.01) per share.

5  Total returns are historical and assume changes in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
16

Credit Suisse Commodity ACCESS Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Period)

	For the Year Ended October 31,
	2015	2014	2013	2012[1]
Per share data
Net asset value, beginning of period	$8.33[2]	$9.20	$9.40	$10.00
INVESTMENT OPERATIONS
Net investment loss[3]	(0.10)	(0.16)	(0.16)	(0.01)
Net loss on investments, futures contracts and swap contracts (both realized and unrealized)	(2.79)	(0.71)	(0.04)	(0.59)
Total from investment operations	(2.89)	(0.87)	(0.20)	(0.60)
LESS DISTRIBUTIONS
Distributions from net realized gains	(0.00)[4]	—	—	—
Total distributions	(0.00)[4]	—	—	—
Net asset value, end of period	$5.44	$8.33[2]	$9.20	$9.40
Total return[5]	(34.69)%	(9.46)%	(2.13)%	(6.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$332	$226	$122	$98
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	1.90%[6]
Ratio of net investment loss to average net assets	(1.60)%	(1.69)%	(1.68)%	(1.77)%[6]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.70%	0.62%	1.56%	3.64%[6]
Portfolio turnover rate	116%	117%	79%	—

1  For the period September 28, 2012 (Inception Date) through October 31, 2012.

2  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon net asset values may differ from the net asset values and returns for shareholder transactions.

3  Per share information is calculated using the average shares outstanding method.

4  This amount represents less than $(0.01) per share.

5  Total returns are historical and assume changes in share price, reinvestment of all distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

6  Annualized.

See Accompanying Notes to Consolidated Financial Statements.
17

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2015

Note 1. Organization

Credit Suisse Commodity ACCESS Strategy Fund (the "Fund"), a series of the Credit Suisse Commodity Strategy Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Credit Suisse Commodity Benchmark Total Return Index. The Trust was organized under the laws of the State of Delaware as a statutory trust on May 19, 2004.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund intends to gain exposure to commodities derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity ACCESS Strategy Fund, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total net assets in the Subsidiary. As of October 31, 2015, the Fund held $7,438,670 in the Subsidiary, representing 21.6% of the Fund's consolidated net assets. For the year ended October 31, 2015, the net realized loss on securities held in the Subsidiary was $17,323,021.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and its Subsidiary.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

18

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a

19

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$19,782,385	$—	$19,782,385
United States Treasury Obligations	—	8,087,023	—	8,087,023
Short-term Investment	—	5,439,082	—	5,439,082
	$—	$33,308,490	$—	$33,308,490
Other Financial Instruments*
Futures Contracts	$141,046	$—	$—	$141,046
Swap Contracts	—	75,041	—	75,041

20

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$112,266	$—	$—	$112,266

*Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

For the year ended October 31, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2015, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of October 31, 2015

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity Index Return Contracts	Unrealized appreciation on futures contracts	$141,046	*	Unrealized depreciation on futures contracts	$112,266	*
	Unrealized appreciation on open swap contracts	75,041		Unrealized depreciation on open swap contracts	—
		$216,087			$112,266

*Reflects cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Assets and Liabilities and Notes to Consolidated Financial Statements. The current day's variation margin reported within the Consolidated Statement of Assets and Liabilities includes the cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Instruments on the Consolidated Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Commodity Index Return Contracts	Net realized loss from futures contracts	$(2,807,402)	Net change in unrealized appreciation (depreciation) from futures contracts	$287,881
	Net realized loss from swap contracts	(14,624,995)	Net change in unrealized appreciation (depreciation) from swap contracts	(415)
		$(17,432,397)		$287,466

21

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

The notional amount of futures contracts and swap contracts at the year ended October 31, 2015 is reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2015, the Fund held average monthly notional values on a net basis of $6,691,681, $2,094,480 and $52,482,671 in long futures contracts, short futures contracts and swap contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund's derivative assets net of related collateral held by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets
Barclays	$19,362	$—	$—	$—	$19,362
Goldman Sachs	32,266	—	—	(32,266)	—
JPMorgan Chase	23,413	—	—	(23,413)	—
	$75,041	$—	$—	$(55,679)	$19,362

(a)  Swap contracts are included.

(b)  The actual collateral received and/or pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of

22

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Internal Revenue Service ("IRS") has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. As a result, the Fund's ability to realize income from investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. The IRS has issued private letter rulings to registered investment companies concluding that income derived from their investment in a wholly-owned subsidiary would constitute Qualifying Income to the fund. The IRS has indicated that the granting of these types of private letter rulings is currently suspended, pending further internal discussion. As a result, there can be no assurance that the IRS will grant, such a private letter ruling to the Fund. If the Fund does not receive such a private letter ruling, there is a risk that the IRS could assert that the income derived from the Fund's investment in the Subsidiary will not be considered Qualifying Income for purposes of the fund remaining qualified as a RIC for U.S. federal income tax purposes. If the Fund is unable to ensure continued qualification as a RIC, the Fund may

23

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the IRS.

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures

24

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2015, the amount of restricted cash held at brokers was $0.

H) SWAPS — The Fund may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. The Fund's open swap contracts are disclosed in the Consolidated Schedule of

25

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Investments. At October 31, 2015, the amount of restricted cash held at brokers for the Fund was $1,134,000.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2015, there were no securities out on loan. Securities lending income is accrued as earned.

J) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

K) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board ("FASB") issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the

26

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the FASB issued a new ASU No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs". The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. The Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)". The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Consolidated Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. The Management is currently viewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

L) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.80% of the Fund's average daily net assets. For the year ended October 31, 2015, investment advisory fees earned and fees waived/expenses reimbursed were $319,667 and $280,566, respectively. The Fund is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were

27

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

reimbursed by Credit Suisse and the reimbursements do not cause a class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2017. Currently, Credit Suisse contractually waives fees and reimburses expenses so that the Fund's annual operating expenses will not exceed 0.90% of the Fund's average daily net assets for Class I shares, 1.15% of the Fund's average daily net assets for Class A shares, and 1.90% of the Fund's average daily net assets for Class C shares.

For the year ended October 31, 2015, the amounts waived and reimbursed by Credit Suisse, as well as the amounts available for recoupment/potential future recoupment by Credit Suisse and the expiration schedule at October 31, 2015 are as follows:

	Fee waivers/ expense reimbursements subject to Repayment*	Expires October 31, 2016	Expires October 31, 2017	Expires October 31, 2018
Class I	$873,727	$347,106	$278,309	$248,312
Class A	5,659	2,447	1,632	1,580
Class C	4,555	1,634	1,074	1,847
Totals	$883,941	$351,187	$281,015	$251,739

*The subsidiary is not eligible for recoupment.

Fee waivers/expense reimbursements subject to potential recoupment in the amount of $67,637 expired on October 31, 2015.

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2015, co-administrative services fees earned by Credit Suisse were $35,963.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2015, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $11,356.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received

28

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net assets. For the year ended October 31, 2015, the Fund paid Rule 12b-1 distribution fees of $623 for Class A shares and $2,936 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2015, the Fund paid $12,503, which is included within transfer agent fees on the Consolidated Statement of Operations.

For the year ended October 31, 2015, CSSU and its affiliates advised the Fund that they retained $203 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2015 and during the year ended October 31, 2015, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of U.S. Government and Agency Obligations were $36,367,615 and $45,051,305, respectively.

29

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	210,816	$1,427,288	3,371,361	$31,786,489
Shares issued in reinvestment of distributions	673	5,048	—	—
Shares redeemed	(64,092)	(437,242)	(45,588)	(441,356)
Net increase	147,397	$995,094	3,325,773	$31,345,133
	Class A
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	43,773	$261,522	8,652	$83,534
Shares issued in reinvestment of distributions	3	26	—	—
Shares redeemed	(12,237)	(72,560)	(3,594)	(32,435)
Net increase	31,539	$188,988	5,058	$51,099
	Class C
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	37,825	$249,325	14,159	$135,852
Shares issued in reinvestment of distributions	3	22	—	—
Shares redeemed	(4,015)	(26,227)	(262)	(2,382)
Net increase	33,813	$223,120	13,897	$133,470

On October 31, 2015, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders		Approximate Percentage of Outstanding Shares
Class I	1	*	94%
Class A	4	*	99%
Class C	2	*	98%

*This includes the seed money from Merchant Holding, Inc., an affiliate of Credit Suisse.

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

30

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended October 31, 2015 and 2014, respectively, by the Fund were as follows:

Long-Term Capital Gain
2015	2014
$5,099	$—

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. This difference is primarily due to differing treatments of offering expenses. At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Late year ordinary loss deferral	$(202,969)
Undistributed capital gain	6,184
Unrealized depreciation	102,411
$(94,374)

During the tax year ended October 31, 2015, the Fund elected to defer Late-Year ordinary losses $202,969. These losses are deemed to arise on the first day of the Fund's next taxable year.

At October 31, 2015, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$33,309,900
Unrealized appreciation	$8,310
Unrealized depreciation	(9,720)
Net unrealized appreciation (depreciation)	$(1,410)

At October 31, 2015, the Fund reclassified $362,258 from accumulated net investment loss and $17,418,819 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatment of net operating losses, ordinary loss netting to reduce short term capital gains and reversal of current year controlled foreign corporation ("CFC") activities for tax. Net assets were not affected by these reclassifications.

31

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia (the "District Court") charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an

32

Credit Suisse Commodity ACCESS Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

33

Credit Suisse Commodity ACCESS Strategy Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Commodity ACCESS Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Credit Suisse Commodity ACCESS Strategy Fund (the "Fund"), a series of the Credit Suisse Commodity Strategy Funds, including the consolidated schedule of investments, as of October 31, 2015, and the related consolidated statements of operations, changes in net assets and financial highlights for the year then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. The accompanying consolidated statement of changes in net assets of the Fund for the year ended October 31, 2014 and the consolidated financial highlights for the years or period in the three-year period ended October 31, 2014 were audited by other independent registered public accountants whose report thereon dated December 29, 2014, expressed an unqualified opinion on that consolidated financial statement and those consolidated financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2015 consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Commodity ACCESS Strategy Fund as of October 31, 2015, the results of its operations, changes in its net assets and the consolidated financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

34

Credit Suisse Commodity ACCESS Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Fund Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14	Director of Adams Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

35

Credit Suisse Commodity ACCESS Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Fund Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

36

Credit Suisse Commodity ACCESS Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since Fund Inception

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse Park View BDC, Inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Fund Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer and Treasurer	Chief Financial Officer since 2015; Treasurer since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since Fund Inception	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

*  The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

37

Credit Suisse Commodity ACCESS Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

38

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  CAS-AR-2015

CREDIT SUISSE FUNDS

Annual Report

October 31, 2015

■  CREDIT SUISSE
COMMODITY RETURN STRATEGY FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at One Madison Avenue, New York, NY 10010. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Class I shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A or C shares (where offered). For more information, please review the relevant prospectuses or consult your financial representative.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report
October 31, 2015 (unaudited)

December 21, 2015

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Commodity Return Strategy Fund (the "Fund") for the 12 months ended October 31, 2015.

Performance Summary
11/01/14 – 10/31/15

Fund & Benchmark	Performance
Class I1	-25.74%
Class A1,2	-25.86%
Class C1,2	-26.53%
Bloomberg Commodity Index Total Return[3]	-25.72%
Standard & Poor's 500 Index[4]	+5.21%

Performance shown for the Fund's Class A and Class C Shares does not reflect sales charges, which are a maximum of 4.75% and 1.00%, respectively.2

Market and Strategy Review:

Commodities were lower for the annual period ended October 31, 2015. The Bloomberg Commodity Index Total Return (the "Benchmark") was down 25.72%, with all 22 index constituents trading lower.

For the 12 months ended October 31, 2015, the Fund outperformed the Benchmark before fees and fund expenses. Commodity strategies and underlying cash management both positively contributed to relative performance. Within the portfolio's commodity exposure, forward curve positioning in the Energy and Industrial Metals sectors had a positive impact relative to the Benchmark. The Fund's Class I, A and C Shares underperformed, after fees and fund expenses.

Energy was the worst performing sector, down 46.66% during the period. Natural Gas declined the most, down 51.08%, due to continued strong shale production growth. In addition, mild weather weighed on heating demand expectations at the end of 2014 as well as going into the 2015/2016 winter season. Crude oil also ended the period lower, as global oversupplies served as a headwind. Oil production out of Libya, Russia and Iraq increased throughout the year, worsening the supply glut. In addition, Iran's nuclear accord, which may lead to increases in exports, pressured crude oil lower during the second quarter of 2015.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Industrial Metals ended the period 28.40% lower. Nickel declined the most, down 37.20%, amid heightened concerns over the Chinese government's ability to reverse their economic slowdown. In addition, increases in London Metal Exchange-tracked inventory levels and decreased demand prospects led nickel lower. Chinese demand concerns weighed on base metals broadly as economic growth remained tepid throughout much of the period.

Livestock was down 18.71%. Lean Hogs ended the period 29.75% lower due to continued excess supplies throughout the year. A strong U.S. Dollar and weaker international economic growth resulted in a decline in U.S. pork exports in the first quarter of 2015 compared to the previous year. Towards the end of the fiscal period, the U.S. Department of Agriculture reported an increase in pork production and hog weights.

Agriculture decreased 15.03%. Coffee declined the most for the period, down 41.76%, as continued weakness in the Brazilian Real versus the U.S. Dollar incentivized exports throughout the period. In addition, favorable weather in Brazil during the first and second quarters of 2015 pressured coffee lower due to elevated supply expectations. Grains also declined as favorable weather conditions throughout the key growing season in the U.S. increased yield prospects.

Precious Metals declined 3.47%, with both Gold and Silver trading lower, as the U.S. Dollar strengthened throughout much of 2015. Positive U.S. economic data during the second quarter of 2015 and improved U.S. jobs data pointed towards a tightening labor market in the third quarter of 2015, which increased the likelihood that the U.S. Federal Reserve may raise interest rates sooner. However, significant uncertainty remained at the end of the period over when the U.S. central bank would begin to raise rates.

Outlook:

Fundamental factors and global growth, as well as macroeconomic headlines, are likely to continue to drive commodity returns. While supply surpluses, particularly in the Energy and Industrial Metals sectors, persisted throughout the period, announced production cuts and reductions in capital expenditures may allow for supplies to begin normalizing. Within the Agriculture sector, weather risks stemming from an El Niño event may reduce supply expectations.

On the macroeconomic front, central bank monetary policy will continue to affect commodity returns. The case for policy divergence between the United States and the Eurozone and Asia may continue to widen. After China's economic growth fell to a six-year low and signs of manufacturing activity remained weak in October, the People's Bank of China lowered lending rates

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

and the reserve requirement to stimulate its economy. Economic data out of Europe indicated modest expansion and were largely in-line with expectations. Manufacturing activity growth had gained momentum earlier in the year, but has largely flattened since the spring. As a result, the European Central Bank re-affirmed its commitment to quantitative easing measures in an ongoing effort to boost its economy and minimize disinflation concerns.

Within the U.S., the Federal Open Market Committee's recent statements suggest less concern over global growth concerns and increased expectations for future interest rate hikes following the first rate increase in December. Although economic data out of the U.S. has signaled improvement in the labor market, inflation expectations continue to remain below the U.S. Federal Reserve's two percent target. Therefore, despite current rate hike expectations, the U.S. Federal Reserve may remain on a slow course toward fully normalizing interest rates. Should the U.S. economy continue to show signs of improvement and the slack in the economy be less than expected, inflation expectations may increase faster than anticipated.

The Credit Suisse Commodities Management Team

Nelson Louie
Christopher Burton

This Fund is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Fund's investment in commodity linked derivative instruments may subject the Fund to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risks, correlation risk, derivatives risk, exposure risk, fixed income risk, futures contract risk, leveraging risk, liquidity risk, interest-rate risk, market risk, non-diversified status, portfolio turnover risk, structured note risk, subsidiary risk, swap agreement risk, U.S. government securities risk, credit risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Fund's Prospectus, which should be read carefully before investing.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of October 31, 2015; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Commodity Return Strategy Fund1 Class I Shares,
Class A Shares2, Class C Shares2, the Bloomberg
Commodity Index Total Return3 and the Standard & Poor's 500 Index4
For Ten Years.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract on November 17, 2015 to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

2  Total return for the Fund's Class A shares for the reporting period, based on offering price (including maximum sales charge of 4.75%), was (29.37)%. Total return for the Fund's Class C shares for the reporting period, based on redemption value (including maximum contingent deferred sales charge of 1.00%), was (27.27)%.

3  The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities. The index does not have transaction costs and investors may not invest directly in the index.

4  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors. The index does not have transaction costs and investors may not invest directly in the index.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Average Annual Returns as of October 31, 20151

	1 Year	5 Years	10 Years
Class I	(25.74)%	(9.93)%	(5.14)%
Class A Without Sales Charge	(25.86)%	(10.15)%	(5.37)%
Class A With Maximum Sales Charge	(29.37)%	(11.01)%	(5.83)%
Class C Without CDSC	(26.53)%	(10.84)%	(6.07)%
Class C With CDSC	(27.27)%	(10.84)%	(6.07)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

The annual net expense ratios after fee waivers and/or expense reimbursements are 0.78% for Class I shares, 1.03% for Class A shares and 1.78% for Class C shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Fund, without which performance would be lower. The Fund entered into a written contract on November 17, 2015 to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-months ended October 31, 2015.

The table illustrates your Fund's expenses in two ways:

•  Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•  Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended October 31, 2015

Actual Fund Return	Class I	Class A	Class C
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$843.70	$842.70	$838.70
Expenses Paid per $1,000*	$3.62	$4.78	$8.25
Hypothetical 5% Fund Return
Beginning Account Value 05/01/15	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/15	$1,021.27	$1,020.01	$1,016.23
Expenses Paid per $1,000*	$3.97	$5.24	$9.05
	Class I	Class A	Class C
Annualized Expense Ratios*	0.78%	1.03%	1.78%

*  Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Fund's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Fund's prospectus.

Credit Suisse Commodity Return Strategy Fund
Annual Investment Adviser's Report (continued)
October 31, 2015 (unaudited)

Sector Breakdown*

United States Agency Obligations	75.11%
United States Treasury Obligations	20.70
Short-term Investment[1]	2.62
Commodity Indexed Structured Notes	1.57
Total	100.00%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

1  Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at October 31, 2015, if applicable.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMODITY INDEXED STRUCTURED NOTES (1.5%)
$45,200	BNP Paribas, Commodity Index Linked Senior Unsecured Notes[1,2]	(A+, A1)	12/12/16	0.134	$44,713,738
21,500	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes[1,2,3]	(BBB+, A3)	10/14/16	0.059	17,668,700
19,000	Deutsche Bank AG London, Commodity Index Linked Senior Unsecured Notes[1,2,3]	(BBB+, A3)	11/17/16	0.056	16,668,700
TOTAL COMMODITY INDEXED STRUCTURED NOTES (Cost $85,700,000)					79,051,138
UNITED STATES AGENCY OBLIGATIONS (72.3%)
50,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	07/20/16	0.280	50,029,400
82,125	Federal Farm Credit Banks[1]	(AA+, Aaa)	07/27/16	0.280	82,173,454
20,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	11/22/16	0.187	20,002,280
65,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	12/30/16	0.230	64,991,095
90,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	03/29/17	0.211	90,035,910
55,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	05/30/17	0.400	54,954,130
81,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	09/18/17	0.320	81,009,639
25,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	11/13/17	0.247	25,022,000
204,400	Federal Farm Credit Banks[1]	(AA+, Aaa)	12/08/17	0.229	204,513,851
102,500	Federal Farm Credit Banks[1]	(AA+, Aaa)	02/02/18	0.243	102,585,280
71,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	02/05/18	0.234	71,042,884
85,250	Federal Farm Credit Banks[1]	(AA+, Aaa)	03/22/18	0.227	85,215,474
62,250	Federal Farm Credit Banks[1]	(AA+, Aaa)	03/22/18	0.232	62,276,518
176,800	Federal Farm Credit Banks[1]	(AA+, Aaa)	04/16/18	0.249	176,847,383
69,200	Federal Farm Credit Banks[1]	(AA+, Aaa)	06/01/18	0.290	69,044,300
137,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	06/08/18	0.249	137,112,888
70,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	08/20/18	0.278	70,026,950
37,800	Federal Farm Credit Banks[1]	(AA+, Aaa)	10/19/18	0.305	37,861,274
71,000	Federal Farm Credit Banks[1]	(AA+, Aaa)	11/12/19	0.334	71,126,167
87,300	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	01/22/16	0.218	87,284,286
18,400	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	01/22/16	0.228	18,396,688
100,000	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	01/26/16	0.238	99,981,100
22,950	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	02/08/16	0.246	22,943,138
132,300	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	03/07/16	0.165	132,218,900
150,000	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	04/28/16	0.280	149,866,500
97,700	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	05/20/16	0.293	97,583,346
18,200	Federal Home Loan Bank Discount Notes	(AA+, Aaa)	06/03/16	0.310	18,175,557
28,000	Federal Home Loan Banks	(AA+, Aaa)	04/15/16	0.310	28,008,708
60,480	Federal Home Loan Banks	(AA+, Aaa)	06/17/16	0.400	60,488,588
50,000	Federal Home Loan Banks[1]	(AA+, Aaa)	11/07/16	0.310	50,041,600
20,000	Federal Home Loan Banks	(AA+, Aaa)	12/18/17	1.100	20,015,900
20,000	Federal Home Loan Banks	(AA+, Aaa)	05/25/18	1.200	20,059,840
30,000	Federal Home Loan Banks	(AA+, Aaa)	09/28/18	1.140	30,024,540
10,000	Federal Home Loan Mortgage Corp.[1]	(AA+, Aaa)	12/12/16	0.185	10,001,050
62,500	Federal Home Loan Mortgage Corp.[1]	(AA+, Aaa)	01/12/17	0.200	62,516,437
112,000	Federal Home Loan Mortgage Corp.[1]	(AA+, Aaa)	01/13/17	0.202	112,041,216
100,000	Federal Home Loan Mortgage Corp.[1]	(AA+, Aaa)	04/27/17	0.234	100,066,800
53,500	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	08/18/17	1.000	53,514,552

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (continued)
$15,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/06/18	1.050	$15,007,770
70,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/13/18	1.000	69,786,850
27,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	04/27/18	1.100	27,025,407
52,900	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/25/18	1.250	52,923,646
35,000	Federal Home Loan Mortgage Corp. Discount Notes	(AA+, Aaa)	11/03/15	0.169	34,999,672
100,000	Federal Home Loan Mortgage Corp. Discount Notes	(AA+, Aaa)	11/04/15	0.170	99,998,583
30,000	Federal Home Loan Mortgage Corp. Discount Notes	(AA+, Aaa)	05/12/16	0.278	29,965,590
100,800	Federal National Mortgage Association[1]	(AA+, Aaa)	08/12/16	0.219	100,837,901
86,000	Federal National Mortgage Association[1]	(AA+, Aaa)	08/15/16	0.216	86,032,594
86,400	Federal National Mortgage Association[1]	(AA+, Aaa)	01/26/17	0.212	86,430,067
125,000	Federal National Mortgage Association[1]	(AA+, Aaa)	09/08/17	0.204	125,018,125
77,300	Federal National Mortgage Association[1]	(AA+, Aaa)	10/05/17	0.204	77,220,613
154,780	Federal National Mortgage Association	(AA+, Aaa)	04/27/18	1.625	155,621,075
88,600	Federal National Mortgage Association	(AA+, Aaa)	10/29/18	1.160	88,350,680
15,000	Federal National Mortgage Association Discount Notes	(AA+, Aaa)	02/01/16	0.199	14,995,830
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $3,792,816,091)					3,793,314,026
UNITED STATES TREASURY OBLIGATIONS (20.0%)
30,000	United States Treasury Floating Rate Notes[1,4]	(AA+, Aaa)	01/31/16	0.065	30,002,010
70,000	United States Treasury Floating Rate Notes[1,5]	(AA+, Aaa)	04/30/16	0.089	70,010,150
70,000	United States Treasury Floating Rate Notes[1,5]	(AA+, Aaa)	07/31/16	0.090	70,014,980
70,000	United States Treasury Floating Rate Notes[1,5]	(AA+, Aaa)	10/31/16	0.073	69,992,510
50,000	United States Treasury Floating Rate Notes[1]	(AA+, Aaa)	07/31/17	0.097	49,965,750
15,000	United States Treasury Notes	(AA+, Aaa)	11/30/15	1.375	15,014,777
70,000	United States Treasury Notes	(AA+, Aaa)	01/31/16	0.375	70,046,970
22,500	United States Treasury Notes	(AA+, Aaa)	02/29/16	2.625	22,684,275
25,000	United States Treasury Notes	(AA+, Aaa)	03/31/16	0.375	25,017,425
20,000	United States Treasury Notes	(AA+, Aaa)	04/15/16	0.250	20,001,700
120,000	United States Treasury Notes[6]	(AA+, Aaa)	05/31/16	1.750	120,987,480
131,000	United States Treasury Notes	(AA+, Aaa)	08/15/16	0.625	131,240,516
71,900	United States Treasury Notes[6]	(AA+, Aaa)	09/30/17	0.625	71,749,010
69,500	United States Treasury Notes	(AA+, Aaa)	01/15/18	0.875	69,545,731
75,000	United States Treasury Notes	(AA+, Aaa)	04/15/18	0.750	74,698,725
135,300	United States Treasury Notes	(AA+, Aaa)	10/15/18	0.875	134,680,326
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $1,046,167,146)					1,045,652,335
Number of Shares
SHORT-TERM INVESTMENTS (3.0%)
26,434,738	State Street Navigator Prime Portfolio, 0.22%[7]				26,434,738

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Par (000)		Maturity	Rate%	Value
SHORT-TERM INVESTMENTS (continued)
$132,534	State Street Bank and Trust Co. Euro Time Deposit	11/02/15	0.010	$132,534,064
TOTAL SHORT-TERM INVESTMENTS (Cost $158,968,802)				158,968,802
TOTAL INVESTMENTS AT VALUE (96.8%) (Cost $5,083,652,039)				5,076,986,301
OTHER ASSETS IN EXCESS OF LIABILITIES (3.2%)				167,148,600
NET ASSETS (100.0%)				$5,244,134,901

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

1  Variable rate obligations — The interest rate is the rate as of October 31, 2015.

2  Return on security is linked to the Bloomberg Commodity Index Total Return. The Bloomberg Commodity Index Total Return is composed of futures contracts on 22 physical commodities.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2015, these securities amounted to a value of $34,337,400 or 0.7% of net assets.

4  At October 31, 2015, $30,002,010 in the value of this security has been pledged, to cover initial margin requirements for open futures contracts.

5  At October 31, 2015, $99,211,460 in the value of these securities have been pledged, as collateral for open swap contracts.

6  Security or portion thereof is out on loan (See note 2-J).

7  Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at October 31, 2015.

Futures Contracts
Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy	USD	Apr 2016	625	$15,318,750	$(2,167,574)
Contracts to Sell
Energy	USD	Mar 2016	(625)	(15,637,500)	$2,711,609
Net unrealized appreciation (depreciation)					$544,035

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Commodity Index Swap Contracts
Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$60,598,515	11/30/15	Bank of America	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	$(147,640)
USD	$121,940,076	11/30/15	Bank of America	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(330,738)
USD	$70,538,394	11/30/15	Bank of America	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(186,758)
USD	$383,305,948	11/30/15	Bank of America	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(1,179,897)
USD	$93,243,174	11/30/15	Bank of America	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(227,327)
USD	$29,135,593	11/30/15	Barclays	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(71,048)
USD	$302,815,402	11/30/15	Barclays	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(821,989)
USD	$20,000,000	11/30/15	Barclays	3-month T-Bill Rate plus a negotiated dealer rate[1]	Commodity Index Return	0
USD	$114,618,242	11/30/15	BNP Paribas	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(279,514)
USD	$149,009,831	11/30/15	BNP Paribas	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(404,513)
USD	$229,663,154	11/30/15	CIBC	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(560,044)
USD	$224,925,986	11/30/15	CIBC	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(610,559)
USD	$144,371,026	11/30/15	Citigroup	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(351,898)
USD	$322,610,256	11/30/15	Citigroup	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(875,722)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Commodity Index Swap Contracts (continued)
Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$201,774,706	11/30/15	Goldman Sachs	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	$(492,036)
USD	$265,124,051	11/30/15	Goldman Sachs	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(719,531)
USD	$58,362,720	11/30/15	JPMorgan Chase	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(142,320)
USD	$251,717,298	11/30/15	JPMorgan Chase	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(683,146)
USD	$10,920,089	11/30/15	Macquarie	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(26,629)
USD	$54,726,598	11/30/15	Macquarie	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(148,345)
USD	$535,844,129	11/30/15	Macquarie	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(1,437,079)
USD	$284,522,880	11/30/15	Morgan Stanley	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(693,823)
USD	$182,693,964	11/30/15	Morgan Stanley	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(495,921)
USD	$216,341,421	11/30/15	Societe Generale	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(527,559)
USD	$233,833,944	11/30/15	Societe Generale	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(634,740)
USD	$176,621,030	11/30/15	Societe Generale	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(532,234)
USD	$214,470,608	11/30/15	UBS	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(522,997)
USD	$73,045,657	11/30/15	UBS	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	(198,282)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Schedule of Investments (continued)
October 31, 2015

Commodity Index Swap Contracts (continued)
Currency	Notional Amount	Expiration Date	Counterparty	Receive	Pay	Net Unrealized Appreciation (Depreciation)
USD	$20,000,000	11/30/15	Wells Fargo Bank	Commodity Index Return[1]	3-month T-Bill Rate plus a negotiated dealer rate	$0
						$(13,302,289)

1  The Commodity Index Return is comprised of futures contracts on physical commodities.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Assets and Liabilities
October 31, 2015

Assets
Investments at value, including collateral for securities on loan of $26,434,738 (Cost $5,083,652,039) (Note 2)	$5,076,986,301[1]
Cash	50,000
Cash segregated held at brokers for swap contracts (Note 2)	197,349,862
Receivable for fund shares sold	18,899,457
Interest receivable	2,947,451
Prepaid expenses and other assets	193,868
Total assets	5,296,426,939
Liabilities
Investment advisory fee payable (Note 3)	2,258,490
Administrative services fee payable (Note 3)	520,451
Shareholder servicing/Distribution fee payable (Note 3)	36,092
Payable upon return of securities loaned (Note 2)	26,434,738
Unrealized depreciation on open swap contracts (Note 2)	13,302,289
Payable for fund shares redeemed	7,339,917
Variation margin payable on futures contracts (Note 2)	75,023
Trustees' fee payable	7,332
Accrued expenses	2,317,706
Total liabilities	52,292,038
Net Assets
Capital stock, $.001 par value (Note 6)	1,046,227
Paid-in capital (Note 6)	5,493,687,117
Accumulated net investment loss	(22,698,479)
Accumulated net realized loss on investments, futures contracts and swap contracts	(208,475,972)
Net unrealized depreciation from investments, futures contracts and swap contracts	(19,423,992)
Net assets	$5,244,134,901
I Shares
Net assets	$5,103,562,723
Shares outstanding	1,017,601,135
Net asset value, offering price and redemption price per share	$5.02
A Shares
Net assets	$132,417,165
Shares outstanding	26,883,466
Net asset value and redemption price per share	$4.93
Maximum offering price per share (net asset value/(1-4.75%))	$5.18
C Shares
Net assets	$8,155,013
Shares outstanding	1,742,247
Net asset value and offering price per share	$4.68

1  Including $25,908,358 of securities on loan.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Operations
For the Year Ended October 31, 2015

Investment Income
Interest	$16,779,809
Securities lending (net of rebates)	30,862
Total investment income	16,810,671
Expenses
Investment advisory fees (Note 3)	27,496,914
Administrative services fees (Note 3)	5,771,587
Shareholder servicing/Distribution fees (Note 3)
Class A	394,456
Class C	111,547
Transfer agent fees (Note 3)	8,391,144
Printing fees	488,811
Registration fees	311,917
Custodian fees	279,219
Insurance expense	165,746
Legal fees	55,173
Audit and tax fees	52,098
Trustees' fees	28,000
Miscellaneous expense	49,618
Total expenses	43,596,230
Net investment loss	(26,785,559)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized loss from investments	(115,362,696)
Net realized loss from futures contracts	(10,389,929)
Net realized loss from swap contracts	(1,540,783,812)
Net change in unrealized appreciation (depreciation) from investments	9,966,783
Net change in unrealized appreciation (depreciation) from futures contracts	544,035
Net change in unrealized appreciation (depreciation) from swap contracts	44,650,907
Net realized and unrealized loss from investments, futures contracts and swap contracts	(1,611,374,712)
Net decrease in net assets resulting from operations	$(1,638,160,271)

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Statement of Changes in Net Assets

	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
From Operations
Net investment loss	$(26,785,559)	$(30,837,005)
Net realized loss from investments, futures contracts and swap contracts	(1,666,536,437)	(373,131,336)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	55,161,725	22,535,696
Net decrease in net assets resulting from operations	(1,638,160,271)	(381,432,645)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	4,481,759,888	3,369,259,215
Net asset value of shares redeemed	(3,119,545,833)	(2,523,115,032)[1]
Net increase in net assets from capital share transactions	1,362,214,055	846,144,183
Net increase (decrease) in net assets	(275,946,216)	464,711,538
Net Assets
Beginning of year	5,520,081,117	5,055,369,579
End of year	$5,244,134,901	$5,520,081,117
Accumulated net investment loss	$(22,698,479)	$(26,852,502)

1  Net of $104,899 of redemption fees retained by the Fund.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class I Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$6.76	$7.21	$8.22	$8.69	$9.12
INVESTMENT OPERATIONS
Net investment loss[1]	(0.03)	(0.04)	(0.04)	(0.05)	(0.05)[2]
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	(1.71)	(0.41)	(0.97)	(0.41)	0.29[2]
Total from investment operations	(1.74)	(0.45)	(1.01)	(0.46)	0.24
REDEMPTION FEES	—	0.00[3]	0.00[3]	0.00[3]	0.00[3]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	—	—	—	(0.67)
Distributions from net realized gains	—	—	—	(0.01)	—
Total dividends and distributions	—	—	—	(0.01)	(0.67)
Net asset value, end of year	$5.02	$6.76	$7.21	$8.22	$8.69
Total return[4]	(25.74)%	(6.24)%	(12.29)%	(5.26)%	2.47%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$5,103,563	$5,311,264	$4,730,828	$4,818,146	$4,779,638
Ratio of net expenses to average net assets	0.78%	0.78%	0.78%	0.80%	0.79%[2]
Ratio of net investment loss to average net assets	(0.48)%	(0.55)%	(0.55)%	(0.56)%	(0.59)%[2]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	—%	0.01%	0.03%[2]
Portfolio turnover rate	122%	103%	99%	84%	165%

1  Per share information is calculated using the average shares outstanding method.

2  Effective October 31, 2012, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of net expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.01% for the year ended October 31, 2011. The ratio of net expenses to average net assets with fee waivers and/or expense reimbursements would have increased less than 0.00% for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.03% for the year ended October 31, 2011. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class A Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$6.65	$7.12	$8.14	$8.62	$9.07
INVESTMENT OPERATIONS
Net investment loss[1]	(0.04)	(0.06)	(0.06)	(0.07)	(0.08)[2]
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	(1.68)	(0.41)	(0.96)	(0.40)	0.30[2]
Total from investment operations	(1.72)	(0.47)	(1.02)	(0.47)	0.22
REDEMPTION FEES	—	0.00[3]	0.00[3]	0.00[3]	0.00[3]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	—	—	—	(0.67)
Distributions from net realized gains	—	—	—	(0.01)	—
Total dividends and distributions	—	—	—	(0.01)	(0.67)
Net asset value, end of year	$4.93	$6.65	$7.12	$8.14	$8.62
Total return[4]	(25.86)%	(6.60)%	(12.53)%	(5.42)%	2.24%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$132,417	$192,423	$304,274	$591,661	$1,108,846
Ratio of net expenses to average net assets	1.03%	1.03%	1.03%	1.05%	1.04%[2]
Ratio of net investment loss to average net assets	(0.73)%	(0.81)%	(0.80)%	(0.82)%	(0.84)%[2]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	—%	0.01%	0.03%[2]
Portfolio turnover rate	122%	103%	99%	84%	165%

1  Per share information is calculated using the average shares outstanding method.

2  Effective December 31, 2012, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of net expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.01% for the year ended December 31, 2011. The ratio of net expenses to average net assets with fee waivers and/or expense reimbursements would have increased less than 0.00% for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.03% for the year ended December 31, 2011. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

3  This amount represents less than $0.01 per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Consolidated Financial Highlights
(For a Class C Share of the Fund Outstanding Throughout Each Year)

	For the Year Ended October 31,
	2015	2014	2013	2012	2011
Per share data
Net asset value, beginning of year	$6.37	$6.86	$7.90	$8.44	$8.96
INVESTMENT OPERATIONS
Net investment loss[1]	(0.08)	(0.11)	(0.11)	(0.12)	(0.14)[2]
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	(1.61)	(0.38)	(0.93)	(0.41)	0.29[2]
Total from investment operations	(1.69)	(0.49)	(1.04)	(0.53)	0.15
REDEMPTION FEES	—	0.00[3]	0.00[3]	0.00[3]	0.00[3]
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	—	—	—	—	(0.67)
Distributions from net realized gains	—	—	—	(0.01)	—
Total dividends and distributions	—	—	—	(0.01)	(0.67)
Net asset value, end of year	$4.68	$6.37	$6.86	$7.90	$8.44
Total return[4]	(26.53)%	(7.14)%	(13.16)%	(6.25)%	1.44%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$8,155	$16,395	$20,267	$32,447	$46,250
Ratio of net expenses to average net assets	1.78%	1.78%	1.78%	1.80%	1.79%[2]
Ratio of net investment loss to average net assets	(1.49)%	(1.55)%	(1.55)%	(1.57)%	(1.59)%[2]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—%	—%	—%	0.01%	0.03%[2]
Portfolio turnover rate	122%	103%	99%	84%	165%

1  Per share information is calculated using the average shares outstanding method.

2  Effective October 31, 2012, the Fund began reporting operations of its wholly-owned subsidiary on a consolidated basis. Had the Fund reported on a consolidated basis in prior periods, ratio of net expenses to average net assets without fee waivers and/or expense reimbursements would have increased by 0.01% for the year ended October 31, 2011. The ratio of net expenses to average net assets with fee waivers and/or expense reimbursements would have increased less than 0.00% for the same time period. The ratio of net investment income (loss) to average net assets would have increased 0.03% for the year ended October 31, 2011. This change did not have a material impact to net investment income (loss) per share or net realized and unrealized gain (loss) per share.

3  This amount represents less than $(0.01) per share.

4  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2015

Note 1. Organization

Credit Suisse Commodity Return Strategy Fund (the "Fund"), a series of the Credit Suisse Commodity Strategy Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return ("BCOM Index"). The Trust was organized under the laws of the State of Delaware as a statutory trust on May 19, 2004.

Credit Suisse Asset Management, LLC ("Credit Suisse"), the investment adviser to the Fund, is registered as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Fund intends to gain exposure to commodities derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund I, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Fund and the accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Fund and the Subsidiary and all intercompany transactions and balances have been eliminated. The Fund may invest up to 25% of its total net assets in the Subsidiary. As of October 31, 2015, the Fund held $939,433,747 in the Subsidiary, representing 17.9% of the Fund's consolidated net assets. For the year ended October 31, 2015, the net realized loss on securities held in the Subsidiary was $1,551,036,717.

Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and its Subsidiary.

The Fund offers three classes of shares: Class I shares, Class A shares and Class C shares. Each class of shares represents an equal pro rata interest in the Fund, except they bear different expenses, which reflect the differences in the range of services provided to them. Class A shares are sold subject to a front-end sales charge of up to 4.75%. Class C shares are sold subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within the first year of purchase. Class I shares are sold without a sales charge.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Trustees (the "Board") to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Fund's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Commodity Indexed Structured Notes	$—	$79,051,138	$—	$79,051,138
United States Agency Obligations	—	3,793,314,026	—	3,793,314,026
United States Treasury Obligations	—	1,045,652,335	—	1,045,652,335
Short-term Investments	—	158,968,802	—	158,968,802
	$—	$5,076,986,301	$—	$5,076,986,301
Other Financial Instruments*
Futures Contracts	$2,711,609	$—	$—	$2,711,609

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$2,167,574	$—	$—	$2,167,574
Swap Contracts	—	13,302,289	—	13,302,289

*  Other financial instruments include unrealized appreciation/(depreciation) on futures and swap contracts.

For the year ended October 31, 2015, there were no transfers in and out of Level 1, Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance and cash flows. For the year ended October 31, 2015, the Fund's derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of October 31, 2015

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity Index Return Contracts	Unrealized appreciation on futures contracts	$2,711,609	*	Unrealized depreciation on futures contracts	$2,167,574	*
	Unrealized appreciation on open swap contracts	—		Unrealized depreciation on open swap contracts	13,302,289
		$2,711,609			$15,469,863

*Reflects cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Assets and Liabilities and Notes to Consolidated Financial Statements. The current day's variation margin reported within the Consolidated Statement of Assets and Liabilities includes the cumulative appreciation (depreciation) of futures contracts.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

Effect of Derivative Instruments on the Consolidated Statement of Operations

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Commodity Index Return Contracts	Net realized loss from futures contracts	$(10,389,929)	Net change in unrealized appreciation (depreciation) from futures contracts	$544,035
	Net realized loss from swap contracts	(1,540,783,812)	Net change in unrealized appreciation (depreciation) from swap contracts	44,650,907
		$(1,551,173,741)		$45,194,942

The notional amount of futures contracts and swap contracts at the year ended October 31, 2015 is reflected in the Consolidated Schedule of Investments. For the year ended October 31, 2015, the Fund held average monthly notional values on a net basis of $65,692,895, $66,030,155 and $5,184,360,689 in long futures contracts, short futures contracts and swap contracts, respectively.

The Fund is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund's net assets below a specified threshold over a certain period of time.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund's derivative liabilities net of related collateral pledged by the Fund at October 31, 2015:

Counterparty	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Bank of America	$2,072,360	$—	$—	$(2,072,360)	$—
Barclays	893,037	—	—	(893,037)	—
BNP Paribas	684,027	—	—	(684,027)	—
CIBC	1,170,603	—	(1,170,603)	—	—
Citigroup	1,227,620	—	—	(1,227,620)	—
Goldman Sachs	1,211,567	—	(1,211,567)	—	—
JPMorgan Chase	825,466	—	—	(825,466)	—
Macquarie	1,612,053	—	—	(1,612,053)	—
Morgan Stanley	1,189,744	—	—	(1,189,744)	—
Societie Generale	1,694,533	—	(1,694,533)	—	—
UBS	721,279	—	—	(721,279)	—
	$13,302,289	$—	$(4,076,703)	$(9,225,586)	$—

(a)  Swap contracts are included.

(b)  The actual collateral received and/or pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund's intention to continue to qualify as a regulated investment

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Fund may seek to track the performance of the BCOM Index through investing in structured notes designed to track the performance of the BCOM Index. The Fund has received a private letter ruling from the Internal Revenue Service ("IRS") which confirms that the Fund's use of certain types of structured notes designed to track the performance of the BCOM Index produce Qualifying Income. In addition, the Fund may, through its investment in the Subsidiary, seek to track the performance of the BCOM Index by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Fund has obtained a private letter ruling from the IRS that its investment in the Subsidiary will produce Qualifying Income. If the Fund is unable to ensure continued qualification as a RIC, the Fund may be required to change its investment objective, policies or techniques, or may be liquidated. If the Fund fails to qualify as a RIC, the Fund will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Fund were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns. The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the IRS.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

F) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. The Fund may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Fund's open futures contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2015, the amount of restricted cash held at brokers was $0.

H) SWAPS — The Fund may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Fund's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. The Fund may invest in total return swap contracts for hedging purposes or to seek to increase total return. The Fund's open swap contracts are disclosed in the Consolidated Schedule of Investments. At October 31, 2015, the amount of restricted cash held at brokers for the Fund was $197,349,862.

I) COMMODITY INDEXED STRUCTURED NOTES — The Fund may invest in structured notes whose value is based on the price movements of the BCOM Index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial instrument. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

accompanying financial statements. Payments are recorded as interest income. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss. At October 31, 2015, the value of these securities comprised 1.5% of the Fund's net assets and resulted in unrealized depreciation of $6,648,862.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund's securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund's securities lending agent. As of October 31, 2015, the Fund had investment securities on loan with a fair value of $25,908,358 and a related liability of $26,434,738 for collateral received on securities loaned, both of which are presented gross on the Consolidated Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in level 2 of the fair value hierarchy. For the year ended October 31, 2015, the value of the related collateral exceeded the value of the securities loaned.

The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended October 31, 2015, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $57,635, of which $21,306 was rebated to borrowers (brokers). The Fund retained $30,862 in income from the cash collateral investment, and SSB, as lending agent, was paid $5,467. Securities lending income is accrued as earned.

K) OTHER — In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund's Consolidated Statement of Assets and Liabilities.

L) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board ("FASB") issued ASU No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the FASB issued a new ASU No. 2015-03, "Simplifying the Presentation of Debt Issuance Costs". The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. The Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)". The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Consolidated Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. The Management is currently viewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 2. Significant Accounting Policies (continued)

M) SUBSEQUENT EVENTS — In preparing the financial statements as of October 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at an annual rate of 0.50% of the Fund's average daily net assets. For the year ended October 31, 2015, investment advisory fees earned were $27,496,914. During the year ended October 31, 2015, Credit Suisse voluntarily waived fees and reimbursed expenses so that the Fund's annual operating expenses would not exceed 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares, and 1.80% of the Fund's average daily net assets for Class C shares. The Fund entered into a written contract on November 17, 2015 to limit expenses to 0.80% of the Fund's average daily net assets for Class I shares, 1.05% of the Fund's average daily net assets for Class A shares and 1.80% of the Fund's average daily net assets for Class C shares through at least February 28, 2017.

Credit Suisse and SSB serve as co-administrators to the Fund. For its co-administrative services, Credit Suisse received a fee calculation at an annual rate of 0.09% of the Fund's average daily net assets. For the year ended October 31, 2015, co-administrative services fees earned by Credit Suisse were $4,949,444.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended October 31, 2015, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $822,143.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Fund's shares. Pursuant to distribution plans adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSSU received fees for its distribution services. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. For the Class C shares, the fee is calculated at an annual rate of 1.00% of the average daily net

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 3. Transactions with Affiliates and Related Parties (continued)

assets. For the year ended October 31, 2015, the Fund's paid Rule 12b-1 distribution fees of $394,456 for Class A shares and $111,547 for Class C shares. Class I shares are not subject to Rule 12b-1 distribution fees.

Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund and receive compensation from the Fund. For the year ended October 31, 2015, the Fund paid $6,835,026, which is within transfer agent fees on the Consolidated Statement of Operations.

For the year ended October 31, 2015, CSSU and its affiliates advised the Fund that they retained $8,003 from commissions earned on the sale of the Fund's Class A shares. There were no commissions earned on sale of Class C shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At October 31, 2015 and during the year ended October 31, 2015, the Fund had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended October 31, 2015, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$187,300,000	$148,396,909	$5,797,217,412	$5,243,568,183

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 6. Capital Share Transactions

The Fund is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. The Fund offers Class I, Class A and Class C shares. Transactions in capital shares for each class of the Fund were as follows:

	Class I
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	752,955,140	$4,395,985,710	441,544,638	$3,233,665,266
Shares redeemed	(521,278,985)	(3,017,999,712)	(311,606,622)	(2,280,278,791)
Net increase	231,676,155	$1,377,985,998	129,938,016	$953,386,475
	Class A
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	14,734,330	$83,875,950	18,048,029	$130,656,108
Shares redeemed	(16,770,980)	(94,960,642)	(31,847,468)	(235,345,905)
Net decrease	(2,036,650)	$(11,084,692)	(13,799,439)	$(104,689,797)
	Class C
	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
	Shares	Value	Shares	Value
Shares sold	349,569	$1,898,228	703,837	$4,937,841
Shares redeemed	(1,182,197)	(6,585,479)	(1,082,786)	(7,490,336)
Net decrease	(832,628)	$(4,687,251)	(378,949)	$(2,552,495)

On October 31, 2015, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class I	4	52%
Class A	3	63%
Class C	6	73%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

There were no dividends paid by the Portfolio to shareholders during the years ended October 31, 2015 and 2014.

At October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(208,475,972)
Late year ordinary loss deferral	(22,698,479)
Unrealized depreciation	(19,423,992)
$(250,598,443)

At October 31, 2015, the Fund had $128,542,408 of unlimited short-term capital loss carryforwards and $79,933,564 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

During the tax year ended October 31, 2015, the Fund did not utilize any of the capital loss carryforwards.

At October 31, 2015, the cost of investments (excluding foreign currency related transactions) and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$5,083,652,039
Unrealized appreciation	$1,829,089
Unrealized depreciation	(8,494,827)
Net unrealized appreciation (depreciation)	$(6,665,738)

At October 31, 2015, the Fund reclassified $30,939,582 from accumulated net investment loss and $1,551,036,717 from accumulated net realized loss to paid in capital, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatment of net operating losses and subsidiary cumulative income/loss. Net assets were not affected by these reclassifications.

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the "Department of Justice") filed a one-count criminal information (the "Information") in the District Court for the Eastern District of Virginia (the "District Court") charging Credit Suisse AG ("CSAG") with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the "Plea Agreement") settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the "Federal Reserve") to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG's New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the "DFS") to resolve the DFS's investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG ("CS Group"), the parent company of CSAG, with the Securities and Exchange Commission (the "Commission") on February 21, 2014 to resolve an

Credit Suisse Commodity Return Strategy Fund
Notes to Consolidated Financial Statements (continued)
October 31, 2015

Note 9. Other Matters (continued)

investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

Credit Suisse Commodity Return Strategy Fund
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Credit Suisse Commodity Return Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Credit Suisse Commodity Return Strategy Fund (the "Fund"), a series of the Credit Suisse Commodity Strategy Funds, including the consolidated schedule of investments, as of October 31, 2015, and the related consolidated statements of operations, changes in net assets, and financial highlights for the year then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audit. The accompanying consolidated statement of changes in net assets of the Fund for the year ended October 31, 2014, and the consolidated financial highlights for each of the years in the four-year period ended October 31, 2014 were audited by other independent registered public accountants whose report thereon dated December 29, 2014, expressed an unqualified opinion on that consolidated financial statement and those consolidated financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2015 consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Commodity Return Strategy Fund as of October 31, 2015, the results of its operations, the changes in its net assets and the consolidated financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2015

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14

Director of Adams Diversified Equity Fund, Inc., Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia-Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open-end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Independent Trustees
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1946)	Trustee, Audit and Nominating Committee Member	Since Fund Inception	Dean Emeritus of Yale School of Management from July 2015 to present; The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to July 2015; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present.	11

Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Miller Buckfire & Co., LLC (financial restructuring); Member of Standard & Poor's Board of Managers (credit rating agency) from December 2011 to November 2014.

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since Fund Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14

Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC (plywood manufacturing company) from 2003 to October 2013.

Credit Suisse Commodity Return Strategy Fund
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*
John G. Popp Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Chief Executive Officer and President	Since 2010

Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds; Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse Park View BDC, Inc.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer and Treasurer	Chief Financial Officer since 2015; Treasurer since 2013

Vice President of Credit Suisse since 2013; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

* The officers of the Fund shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Commodity Return Strategy Fund
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Fund's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  COM-AR-2015

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2015. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2015.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant showing the amount of fees billed to the registrant during the registrant’s last two fiscal years by KPMG LLP (“KPMG”), the registrant’s current independent registered public accounting firm, and PricewaterhouseCoopers LLP (“PwC”), the registrant’s former independent registered public accounting firm.  The audit fees billed to the registrant for the fiscal year 2015 are the only fees that have been billed to the registrant by KPMG.  All other fees listed in the tables below were billed to the registrant by PwC.  For engagements with KPMG and PwC the Audit Committee approved in advance all audit services and non-audit services that KPMG and PwC provided to the registrant for its fiscal years ended October 31, 2014 and October 31, 2015.

	2014	2015
Audit Fees	$96,800	$90,000
Audit-Related Fees(1)	$6,200	$8,000
Tax Fees(2)	$7,400	$6,200
All Other Fees	—	—
Total	$110,400	$104,200

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($6,200 in 2014 and $8,000 in 2015).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC for the fiscal year ended October 31, 2014 and by KPMG for the fiscal year ended October 31, 2015 to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service

2

provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2014 and October 31, 2015.

	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC for the fiscal year ended October 31, 2014 and by KPMG for the fiscal year ended October 31, 2015 to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

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	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2014 and October 31, 2015:

	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for the fiscal year ended October 31, 2014 and by KPMG for the fiscal year ended October 31, 2015 for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2014 and October 31, 2015 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

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Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                  Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)                  The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

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(a)(3)                  Not applicable.

(b)                                 The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE COMMODITY STRATEGY FUNDS

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	January 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	January 6, 2016

/s/ Rocco DelGuercio
Name:	Rocco DelGuercio
Title:	Chief Financial Officer and Treasurer
Date:	January 6, 2016

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